UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 26, 2004

                          DRAGON GOLD RESOURCES, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                 000-50541      88-0507007
 ---------------------------      ----------      -----------
(State or other jurisdiction     (Commission     (IRS Employer
  of incorporation)              File Number)   Identification No.)


                338 Euston Road, London, United Kingdom NW1 3BT
                -----------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code 44-207-416-4920


                                      N/A
                         ------------------------------
                        (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

     On August 30, 2004, the Registrant issued 400,000 restricted shares of the Registrant's common stock in a transaction that was not registered under the Securities Act of 1933 (the Act") to an entity unrelated to the Registrant in exchange for $200,000. The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuance did not involve a public offering, the recipient had access to information that would be included in a registration statement, took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. The Company also claims an exemption from registration afforded by Regulation S under the Act.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGON GOLD RESOURCES, INC.

By: /s/Johannes Petersen
    --------------------
       Johannes Petersen
       Chief Executive Office

Dated:  September 1, 2004

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